Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PBF Energy Company LLC (PBF LLC) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas J. Nimbley, Chief Executive Officer of PBF LLC, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PBF LLC.

/s/ Thomas J. Nimbley
Thomas J. Nimbley
Chief Executive Officer
February 21, 2019

A signed original of the written statement required by Section 906 has been provided to PBF Energy Company LLC. and will be retained by PBF Energy Company LLC. and furnished to the Securities and Exchange Commission or its staff upon request.